UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2009 (October 5, 2009)

BF Acquisition Group V, Inc.

 (Exact name of registrant as specified in its charter)

Florida	0-26853	65-0913588
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

57 Post St. #915, San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 415-296-9131

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The registrant’s board of directors approved and adopted an amendment to Article III of the registrant’s articles of incorporation to create a series of preferred stock, which was filed with the Department of State of Florida on October 5, 2009. A copy of the text of the Articles of Amendment to Articles of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

3.1

Articles of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BF Acquisition Group V, Inc.

By:/s/ William R. Colucci

      William R. Colucci, President

Dated: October 9, 2009